UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 29, 2013

Louisiana Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	1-33573	20-8715162
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1600 Veterans Memorial Boulevard, Metairie, Louisiana		70005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(504) 834-1190

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)– (d)  Not applicable.

(e)           On January 29, 2013, the Compensation Committee and the Board of Directors of Bank of New Orleans (the “Bank”), the wholly owned subsidiary of Louisiana Bancorp, Inc. (the “Company”), approved the amendment and restatement of the Amended and Restated Supplemental Executive Retirement Agreement (the “SERP”) previously entered into by the Bank and Lawrence J. LeBon, III, President and Chief Executive Officer of the Bank and the Company. The SERP, which was originally entered into in 2006, was intended, among other things, to provide Mr. LeBon an inducement to continue as an executive officer with the Bank until he attained age 65. Given that Mr. LeBon has now attained age 65 and has become fully vested in the supplemental executive retirement benefits provided by the SERP, as originally provided, the Board of Directors determined that it was in the Bank’s best interest to amend and restate the SERP in recognition of Mr. LeBon’s ongoing service to the Bank and as an inducement to Mr. LeBon to continue his service to the Bank beyond age 65.  The amendments to the SERP, among other things, increase the amount of the annual supplemental retirement benefit payable to Mr. LeBon by $5,000 for each year of additional service.  Mr. LeBon’s annual SERP benefit will increase by $5,000 per year commencing January 15, 2014 and each January 15th thereafter through January 15, 2018, provided that if Mr. LeBon’s employment is terminated prior to January 15, 2018 either by the Bank without cause or by Mr. LeBon for good reason, as such terms are defined, then Mr. LeBon shall be credited with service through and including the immediately following January 15 solely for purposes of determining the dollar amount of his annual SERP benefit.

For additional information, reference is made to the Amended and Restated which is included herein as Exhibit 10.1 and incorporated herein by reference.

(f)           Not applicable.

Item 9.01           Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

The following exhibits are included herewith.

Number	Description
10.1	Amended and Restated Supplemental Executive Retirement Agreement by and between Bank of New Orleans and Lawrence J. LeBon, III, dated as of January 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA BANCORP, INC.

Date: February 1, 2013	By:	/s/Lawrence J. LeBon, III
Lawrence J. LeBon, III
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Number	Description
10.1	Amended and Restated Supplemental Executive Retirement Agreement by and between Bank of New Orleans and Lawrence J. LeBon, III, dated as of January 29, 2013